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                                                                Exhibit 10.16

                                   OPTION AGREEMENT


    THIS OPTION AGREEMENT is made as of the ____ day of _______, 1994 by and between THE SPORTSMAN'S GUIDE, INC., a Minnesota corporation (the "Company"), and ________________ ("Employee"), under the following circumstances:

    A. Employee is employed by the Company and has provided certain valuable services to the Company and has been instrumental to the success of the Company.

    B. As a matter of separate inducement to Employee, and not in lieu of his salary or as other compensation for his services, the Company desires to grant Employee and Employee desires to acquire, an option to purchase Company Common Stock, one cent ($.01) par value (hereinafter "Stock"), subject to the terms and conditions contained herein.

    C. The Board of Directors has approved of this grant of options pursuant to the Company's incentive stock option plan.

    NOW, THEREFORE, the parties hereby agree as follows:

    1. GRANT OF OPTIONS. In consideration for Employee's services to the Company, and not in lieu of any salary or other compensation for his services, the Company hereby grants Employee an option to purchase up to an aggregate total of __________________ (_____) shares of Stock at the purchase price of $_____ per share.

    All of the options granted pursuant to this Section 1 shall hereinafter be collectively referred to as the "Options".

    2. EXERCISE OF OPTIONS. The Options may be exercised at any time, in whole or part, within a period of three (3) years from the date of this Option Agreement. Upon the expiration of such three-year period, the Options shall terminate. Exercise of the Options shall not be effective until the Company has received notice of exercise, specifying the number of shares to be purchased, and payment in full of the aggregate exercise price of the shares purchased.

    Notwithstanding anything to the contrary herein contained, this Option may not be exercised if, in the opinion of counsel for the Company, the issuance of the shares pursuant hereto, either alone or in combination with the issuance of other securities by the Company, would constitute a violation of applicable federal or state securities laws or regulations or orders thereunder. In the event the Options may not otherwise be exercised by reason of the foregoing sentence, the Company shall use its best efforts to register said shares with the Securities and Exchange Commission as soon as practicable and, concurrently therewith, to take such steps as may be necessary to comply with applicable state securities laws in connection with such issuance.

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    3.  DELIVERY OF SHARES.  Upon receipt of payment acceptable to the
Company for the shares, the Company will thereafter deliver or cause to be delivered to Employee (or his personal representatives), a certificate or certificates for the number of shares with respect to which the Options are being exercised, registered in the name of the optionee, provided, however, that if any law or regulation or order of the Securities and Exchange Commission or other body having jurisdiction and the premises shall require the Company or optionee to take any action in connection with the shares then being purchased, the delivery of the certificate or certificates for such shares shall be delayed for the period necessary to take and complete such action. The shares to be delivered on the exercise of the Options shall be fully paid and non-assessable and free from any liens or charges. All shares issued hereunder shall be restricted securities and shall bear an appropriate restrictive legend.

    4. PURCHASE FOR INVESTMENT. The Options are granted on the condition that the purchase of shares of stock hereunder shall be for the account of Employee (or his personal representative) for investment purposes and not with a view to resale or distribution, except that such condition shall be inoperative if the offering of shares subject to the Options, is registered under the Securities Act of 1933, as amended, or if in the opinion of counsel for the Company such shares may be resold without registration. At any time of any exercise of the Options, Employee (or his personal representative) will execute such further agreements as the Company may require to implement the foregoing condition and to acknowledge Employee's (or such other individual's) familiarity with restrictions on the resale of the shares under applicable securities laws.

    5. NONTRANSFERABILITY. The Options may not be sold, pledged, hypothecated, or transferred by Employee, except as otherwise provided herein.

    6. TERMINATION OF EMPLOYMENT. This Agreement, and the Options granted hereunder, shall immediately terminate and may no longer be exercised if Employee voluntarily terminates his employment with the Company or his employment is terminated by the Company for "cause". Cause shall include, without limitation, failure of Employee to materially comply with the terms of any existing Employment Agreement between the Company and Employee, dishonesty, chronic alcoholism, intoxication during normal working hours, actions involving moral turpitude, addiction to or excessive use of drugs or conviction of a felony, or a finding by the Company's Board of Directors that Employee has materially failed to perform designated duties.

    7. RIGHTS OF SHAREHOLDER. Employee shall have no rights as a shareholder with respect to any shares covered by this Option until the date of issuance of the stock certificate to him for such shares.

    8. STOCK DIVIDENDS; SPLITS; STOCK COMBINATIONS; RECAPITALIZATION. Appropriate adjustments shall be made in the maximum number

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of shares subject to this Option and in the number, kind, and option price of shares covered by outstanding Options granted hereunder to give effect to any stock dividends or other distribution, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the date of this Agreement.

    9. MERGER; SALE OF ASSETS; DISSOLUTION. In the event of a change of the Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of shares which thereafter may be subject to Options granted hereunder and the price per share thereof shall be appropriately adjusted in such a manner as the Board of Directors of the Company may deem equitable to prevent substantial dilution or enlargement of the rights available or granted hereunder. If the Company at any time should elect to dissolve, sell all or substantially all of its assets, undergo a reorganization, or merge or consolidate with any corporation and the Company is not the surviving corporation, (unless in the case of a reorganization, merger, or consolidation the surviving corporation assumes Employee's rights hereunder or issues substantially equivalent substitute rights in place hereof) Employee shall be notified by the Company of his right to exercise all of the Options prior to any such dissolution, sale, reorganization, merger or consolidation. The failure to exercise such Options within thirty (30) days of such notification shall cause the Options hereunder to be terminated.

    10. EFFECT OF THE OPTION ON EMPLOYMENT RELATIONSHIP. This Option shall in no way, now or hereafter, reduce, enlarge or modify the employment relationship between the Company and Employee. Nothing contained herein shall be construed as conferring upon Employee any right to continue in the employ of the Company.

    11. NOTICES. All notices hereunder shall be in writing and shall be deemed to have been given at the time when mailed in any general or branch United States Post Office enclosed in a certified or registered postpaid envelope addressed to the respective party at the address set forth below, or at such changed address as either party may have fixed by notice; provided, however, that any notice or change of address shall be effective only upon receipt:

    ADDRESS OF COMPANY:      The Sportsman's Guide, Inc.
                             411 Farwell Avenue
                             South St. Paul, Minnesota 55075

    WITH A COPY TO:          Ralph E. Heyman, Esq.
                             Chernesky, Heyman & Kress
                             10 Courthouse Plaza, SW
                             Suite 1100
                             Dayton, Ohio  45402

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    ADDRESS OF EMPLOYEE:     ________________________
                             ________________________
                             ________________________

    12. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement, and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

    13. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement in any particular respect shall not affect the validity and enforceability of any other provision of this Agreement or of the same provision in any other respect.

    14. COMPLETE AGREEMENT; GOVERNING LAW. This Agreement supersedes all prior agreements, written or oral, and is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be changed or terminated orally and shall not be governed by the laws of the State of Minnesota.

    IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first above written.

                             THE SPORTSMAN'S GUIDE, INC.



                             By:______________________________

                             Title: __________________________



                             EMPLOYEE



                             _________________________________
                             [Name]



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